                                                                    Exhibit 10.3

                                    THIRD AMENDMENT (this "Amendment") dated as
                           of June 27, 2003 in respect of the FIVE-YEAR CREDIT AGREEMENT dated as of September 26, 2000, and amended from time to time (the "Credit Agreement"), among Cox Communications, Inc. (the "Company"), the banks party thereto (the "Banks"), JPMorgan Chase Bank, as administrative agent, The Bank of New York and Wachovia Bank, National Association, as co-documentation agents (the "Documentation Agents") and Bank of America, N.A., as syndication agent (the "Syndication Agent").

                  A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

                  B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  SECTION 1. Amendment to Article I. Article I of the Credit Agreement is hereby amended by amending the definition of the term "Consolidated Annualized Operating Cash Flow" to read as follows:

         ""Consolidated Annualized Operating Cash Flow" shall mean (i) four times the operating income of the Company and its Restricted Subsidiaries for the most recently completed fiscal quarter (less cash dividends and other cash distributions to the holders of minority interests in the Company's Restricted Subsidiaries), before giving effect to depreciation, amortization, other non-cash charges, equity in earnings (losses) of unconsolidated investees on a consolidated basis determined in accordance with GAAP and nonrecurring one-time charges plus (ii) cash dividends and cash distributions paid (other than extraordinary distributions) to the Company and its Restricted Subsidiaries during the most recently completed fiscal quarter and the three immediately preceding fiscal quarters by unconsolidated investees of the Company and its Restricted Subsidiaries, on a consolidated basis determined in accordance with GAAP minus, without duplication (iii) the amount of cash payments made during such fiscal quarter and the three immediately preceding fiscal quarters in respect of items that were originally reflected as non-cash charges."

                  SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

                  (b) As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true and correct in all material respects as if made on the date hereof.

                  SECTION 3. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction on the date hereof of the following conditions:

                  (a) the Administrative Agent shall have received executed counterparts of this Amendment which, when taken together, bear the signatures of the Company and the Majority Banks; and

                  (b) the Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and to the Banks on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

                  SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE COMPANY, THE ADMINISTRATIVE AGENT AND THE MAJORITY BANKS UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SAID STATE AND OF THE UNITED STATES.

                  SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

                  SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore LLP. The agreement set forth in this Section 7 shall survive the termination of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                         COX COMMUNICATIONS, INC.,



                                         By: /s/  Susan W. Coker
                                             ----------------------------------
                                             Name:  Susan W. Coker
                                             Title: Treasurer

                                         JPMORGAN CHASE BANK



                                         By: /s/ James L. Stone
                                             ----------------------------------
                                             Name:  James L. Stone
                                             Title: Managing Director

                                         BANK OF AMERICA, N.A.



                                         By: /s/ Richard M. Peck
                                             ----------------------------------
                                             Name:  Richard M. Peck
                                             Title: Vice President

                                         WACHOVIA BANK, NATIONAL ASSOCIATION



                                         By: /s/ Kevin P. Shea
                                             ----------------------------------
                                             Name:  Kevin P. Shea
                                             Title: Vice President

                                         BANK ONE, NA



                                         By: /s/ Jennifer L. Jones
                                             ----------------------------------
                                             Name:  Jennifer L. Jones
                                             Title: Director

                                         CITIBANK, N.A.



                                         By: /s/ Maureen Maroney
                                             ----------------------------------
                                             Name:  Maureen Maroney
                                             Title: Director

                                         THE BANK OF NEW YORK



                                         By: /s/ John R. Ciulla
                                             ----------------------------------
                                             Name:  John R. Ciulla
                                             Title: Vice President

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                         By: /s/ Karen Ossolinski
                                             ----------------------------------
                                             Name:  Karen Ossolinski
                                             Title: Vice President

                                         FLEET NATIONAL BANK



                                         By: /s/ Laura Neenan
                                             ----------------------------------
                                             Name:  Laura Neenan
                                             Title: Vice President

                                         SUNTRUST BANK



                                         By: /s/ Eric Millham
                                             ----------------------------------
                                             Name:  Eric Millham
                                             Title: Director

                                         THE BANK OF NOVA SCOTIA



                                         By: /s/ Vincent J. Fitzgerald, Jr.
                                             ----------------------------------
                                             Name:  Vincent J. Fitzgerald, Jr.
                                             Title: Authorized Signatory

                                         COMMERZBANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES



                                         By: /s/ Harry Yergey
                                             ----------------------------------
                                             Name:  Harry Yergey
                                             Title: Senior Vice President and
                                                    Manager



                                         By: /s/ Brian Campbell
                                             ----------------------------------
                                             Name:  Brian Campbell
                                             Title: Senior Vice President

                                         CREDIT SUISSE FIRST BOSTON, ACTING
                                         THROUGH ITS CAYMAN ISLANDS BRANCH



                                         By: /s/ Sovonna Day-Goins
                                             ----------------------------------
                                             Name:  Sovonna Day-Goins
                                             Title: Vice President



                                         By: /s/ Doreen B.Welch
                                             ----------------------------------
                                             Name:  Doreen B. Welch
                                             Title: Associate

                                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES



                                         By: /s/ William E. Lambert
                                             ----------------------------------
                                             Name:  William E. Lambert
                                             Title: Vice President



                                         By: /s/ Michael S. Greenberg
                                             ----------------------------------
                                             Name:  Michael S. Greenberg
                                             Title: Vice President

                                         MIZUHO CORPORATE BANK, LTD.



                                         By: /s/ Mark Gronich
                                             ----------------------------------
                                             Name:  Mark Gronich
                                             Title: Vice President

                                         SUMITOMO MITSUI BANKING CORPORATION



                                         By: /s/ Leo E. Pagarigan
                                             ----------------------------------
                                             Name:  Leo E. Pagarigan
                                             Title: Senior Vice President

                                         BANK OF OKLAHOMA, N.A.



                                         By: /s/ Mark A. Fish
                                             ----------------------------------
                                             Name:  Mark A. Fish
                                             Title: Senior Vice President

                                         HIBERNIA NATIONAL BANK



                                         By: /s/ Michael R. Geissler
                                             ----------------------------------
                                             Name:  Michael R. Geissler
                                             Title: Vice President